Note 6 - Other operating income and expenses (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Other operating income:
Net income from other sales		$ 10,694	$ 9,891	$ 8,651
Net rents		5,314	5,501	5,089
Tax recovery in Brazilian subsidiaries	[1]	35,568	8,164
Other	[2]	16,290	9,837	8,025
Recovery on allowance for doubtful receivables		379		1,239
Other operating income		68,245	33,393	23,004
Other operating expenses:
Contributions to welfare projects and non-profits organizations		6,697	12,989	11,199
Allowance for doubtful receivables			1,263
Other operating expenses		$ 6,697	$ 14,252	$ 11,199

[1]	On May 13, 2021, the Brazilian Supreme Court issued a final judgment which confirmed that the methodology for calculating PIS and COFINS (Federal Social Contributions on Gross Revenues) tax claims to which taxpayers are entitled to, should exclude from its base the total output of ICMS, calculated on a gross basis. This decision led to a recognition of approximately $53 million tax credit in Brazilian subsidiaries, out of which $36 million were recognized in other operating income and $17 million in financial results (impacting in Finance Income and Finance Cost). In addition the tax charge related to this gain amounted to $12 million.
[2]	On November 1, 2021 the Company transferred 100% of the shares of Geneva Structural Tubes LLC (“Geneva”) to MKK USA Inc., a subsidiary of Maruichi Steel Tube Ltd of Japan for an aggregate price of $24.3 million. The gain of this transaction ascended to approximately $6.8 million.